Victory Funds

Victory INCORE Low Duration Bond Fund

Supplement dated November 3, 2016

to the Summary Prospectus dated July 29, 2016 (“Prospectus”)

The following information hereby supersedes or supplements information contained in the Prospectus and is effective on November 7, 2016.

1.              Phone number change. Victory Funds’ shareholder service team can be contacted by phone at 800-539-FUND (800-539-3863). All references in the Prospectus to 800-766-3863 are hereby deleted.

2.              Purchase and Sale of Fund Shares. The paragraph below the “Investment Minimums” table which refers to Boston Financial Data Services is deleted in its entirety and replaced by the following:

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.